Exhibit 99.3

COLONIAL PROPERTIES TRUST
Financial Statements
Fourth Quarter 2010

FUNDS FROM OPERATIONS (FFO) RECONCILIATION
($ in 000s, except per share data)	Three Months Ended		Twelve Months Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Net (Loss) Income Available to Common Shareholders	$(7,069)	$(9,552)	$(48,054)	$(509)
Noncontrolling Interest in CRLP (Operating Partnership Unitholders)	(664)	(1,182)	(5,068)	(82)
Noncontrolling Interest in Gain on Sale of Undepreciated Property	—	—	—	992
Total	(7,733)	(10,734)	(53,122)	401

Adjustments - Consolidated Properties
Depreciation - Real Estate	30,692	28,468	120,471	111,220
Amortization - Real Estate	1,878	567	7,248	1,582
Remove: (Gain)/Loss on Sale of Property, net of Income Tax and
Noncontrolling Interest	444	(1,853)	1,786	(7,606)
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax
and Noncontrolling Interest	(444)	194	(1,720)	4,327
Total Adjustments - Consolidated	32,570	27,376	127,785	109,523

Adjustments - Unconsolidated Properties
Depreciation - Real Estate	1,867	3,678	8,060	17,927
Amortization - Real Estate	625	1,364	2,810	6,516
Remove: Gain/(Loss) on Sale of Property	(3,461)	(3,222)	(3,578)	(4,958)
Total Adjustments - Unconsolidated	(969)	1,820	7,292	19,485

Funds from Operations	$23,868	$18,462	$81,955	$129,409

Income Allocated to Participating Securities	(177)	(67)	(645)	(559)

Funds from Operations Available to Common Shareholders and Unitholders	$23,691	$18,395	$81,310	$128,850

FFO per Share
Basic	$0.28	$0.25	$1.02	$2.09
Diluted	$0.28	$0.25	$1.02	$2.09

FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before Noncontrolling Interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company's performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company's financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company's industry.

The Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.
FFO should not be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.

Exhibit 99.3

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s)

RECONCILIATION OF REVENUES
	Three Months Ended		Twelve Months Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Divisional Total Revenues
Multifamily - Same Property	$70,529	$69,041	$278,990	$280,422
Multifamily - Non-Same Property (1)	8,375	6,832	30,404	26,782
Commercial	19,227	22,453	80,015	91,433
Total Divisional Revenues	98,131	98,326	389,409	398,637

Less: Unconsolidated Revenues - Multifamily	(534)	(974)	(3,106)	(6,499)
Less: Unconsolidated Revenues - Commercial	(6,938)	(13,851)	(30,987)	(62,271)
Discontinued Operations	(2)	(590)	—	(4,152)
Unallocated Corporate Revenues	2,781	3,637	11,693	15,039
Consolidated Revenue Adjusted - '09 Discontinued Operations (2)	93,438	86,548	367,009	340,754
Add: Additional Discontinued Operations Revenue, post filing (3)	—	—	—	(402)
Total Consolidated Revenue, per 10-Q /10-K (4)	$93,438	$86,548	$367,009	$340,352

RECONCILIATION OF EXPENSES
	Three Months Ended		Twelve Months Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Divisional Total Expenses
Multifamily - Same Property	$28,635	$28,579	$118,733	$114,308
Multifamily - Non-Same Property (1)	5,337	3,219	16,469	15,710
Commercial	6,376	8,335	26,009	33,267
Total Divisional Expenses	40,348	40,133	161,211	163,285

Less: Unconsolidated Expenses - Multifamily	(225)	(540)	(1,638)	(3,278)
Less: Unconsolidated Expenses - Commercial	(2,256)	(4,838)	(10,148)	(22,711)
Discontinued Operations	(1,660)	(60)	(1,716)	(4,004)
Impairment - Discontinued Operations (5)	—	—	—	2051
Total Property Operating Expenses	36,207	34,695	147,709	135,343
Property Management Expenses	2,576	2,419	8,584	7,749
General & Administrative Expenses	4,541	4,959	18,563	17,940
Management Fee and Other Expenses	2,245	3,088	9,504	14,219
Restructure Charges	361	—	361	1,400
Investment and Development (6)	380	405	422	1989
Impairment and Other Losses (5)	394	8,552	1,308	10,388
Depreciation	31,028	28,970	122,103	113,100
Amortization	2,238	1,154	8,931	4,090
Consolidated Expense Adjusted - '09 Discontinued Operations (2)	79,970	84,242	317,485	306,218
Add: Additional Discontinued Operations Expense, post filing (3)	—	—	—	2
Total Consolidated Expense, per 10-Q / 10-K (4)	$79,970	$84,242	$317,485	$306,220

________________________
Continued on following page

Exhibit 99.3

COLONIAL PROPERTIES TRUST
Corporate Reconciliations ($ in 000s)
Fourth Quarter 2010

RECONCILIATION OF NOI
	Three Months Ended		Twelve Months Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Divisional Total NOI
Multifamily - Same Property	$41,894	$40,462	$160,257	$166,114
Multifamily - Non-Same Property (1)	3,038	3,613	13,935	11,072
Commercial	12,851	14,118	54,006	58,166
Total Divisional NOI	57,783	58,193	228,198	235,352

Less: Unconsolidated NOI - Multifamily	(309)	(434)	(1,468)	(3,221)
Less: Unconsolidated NOI - Commercial	(4,682)	(9,013)	(20,839)	(39,560)
Discontinued Operations	1,658	(530)	1,716	(148)
Impairment - Discontinued Operations (5)	—	—	—	(2,051)
Unallocated Corporate Revenues	2,781	3,637	11,693	15,039
Property Management Expenses	(2,576)	(2,419)	(8,584)	(7,749)
General & Administrative Expenses	(4,541)	(4,959)	(18,563)	(17,940)
Management Fee and Other Expenses	(2,245)	(3,088)	(9,504)	(14,219)
Restructure Charges	(361)	—	(361)	(1,400)
Investment and Development (6)	(380)	(405)	(422)	(1,989)
Impairment and Other Losses (5)	(394)	(8,552)	(1,308)	(10,388)
Depreciation	(31,028)	(28,970)	(122,103)	(113,100)
Amortization	(2,238)	(1,154)	(8,931)	(4,090)
Income from Operations	13,468	2,306	49,524	34,536
Total Other Income (Expense)	(19,495)	(11,445)	(85,956)	(21,104)
(Loss) Income from Continuing Operations (7)	(6,027)	(9,139)	(36,432)	13,432
Discontinued Operations	—	—	—	(404)
(Loss) Income from Continuing Operations, per 10-Q / 10-K (4)	$(6,027)	$(9,139)	$(36,432)	$13,028

(1) Includes operations from for-sale portfolio.
(2) Reflects total consolidated revenue and total consolidated expense (as applicable), adjusted to reflect discontinued operations classifications made after filing of prior period financials.
(3) Adjustment to prior period financials to reflect discontinued operations classifications made after filing of prior period financials.
(4) For prior period, reflects total consolidated revenue, expense or (loss) income from continuing operations (as applicable) as presented in prior period financials (i.e., excluding adjustment for discontinued operations classifications made after filing of prior period financials).
(5) In addition to amounts reflected in the periods presented, the Company recorded impairment charges on assets presented in discontinued operations.
These charges are presented as a part of "(Loss) Income from Discontinued Operations" in the Company's Statement of Operations.
(6) Reflects costs incurred related to potential mergers, acquisitions and abandoned pursuits . These costs are volatile and therefore may vary between periods.
(7) (Loss)/Income from Continuing Operations before extraordinary items, noncontrolling interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with ASC 205-20.

SHARES AND UNITS OUTSTANDING, WEIGHTED
(shares and units in 000s)	Three Months Ended		Twelve Months Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Basic
Shares	77,148	65,265	71,919	53,266
Operating Partnership Units (OP Units)	7,305	8,172	7,617	8,519
Total Shares & OP Units	84,453	73,437	79,536	61,785

Dilutive Common Share Equivalents	—	—	—	—

Diluted (1)
Shares	77,148	65,265	71,919	53,266
Total Shares & OP Units	84,453	73,437	79,536	61,785

(1) For periods where the Company reported a net loss from continuing operations (after preferred dividends), the effect of dilutive shares has been excluded from per share computations as including such shares would be anti-dilutive.